UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2026

BMO 2026-5C16 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002136643)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

UBS AG New York Branch

(Central Index Key number: 0001685185)

Wells Fargo Bank, National Association

(Central Index Key number: 0000740906)

3650 Capital SCF LOE I(A), LLC

(Central Index Key number: 0002058685)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

NWL Company, LLC

(Central Index Key number: 0002100918)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-15	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 26, 2026 (the “Closing Date”), BMO 2026-5C16 Mortgage Trust (the “Issuing Entity”) issued the BMO 2026-5C16 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C16, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2026 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on August 26, 2026 under Commission File No. 333-280224-15. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “Holiday Inn Hotel Chelsea Whole Loan”) relating to the Mortgage Loan (the “Holiday Inn Hotel Chelsea Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Holiday Inn Hotel Chelsea, (ii) the Whole Loan (the “Fairfield Times Square Whole Loan”) relating to the Mortgage Loan (the “Fairfield Times Square Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Fairfield Times Square, and (iii) the Whole Loan (the “HP Plaza Whole Loan” and, collectively with the Holiday Inn Hotel Chelsea Whole Loan and the Fairfield Times Square Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “HP Plaza Mortgage Loan” and, collectively with the Holiday Inn Hotel Chelsea Mortgage Loan and the Fairfield Times Square Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as HP Plaza were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On August 28, 2026, the respective Servicing Shift Lead Notes relating to the Servicing Shift Whole Loans were contributed to the commercial mortgage securitization transaction (the “Benchmark 2026-V23 Securitization”) involving the issuance of the Benchmark 2026-V23 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-V23 (the “Benchmark 2026-V23 Certificates”). Upon the issuance of the Benchmark 2026-V23 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the Benchmark 2026-V23 Certificates, dated as of August 1, 2026 (the “Benchmark 2026-V23 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor (the “Benchmark 2026-V23 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Benchmark 2026-V23 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the Benchmark 2026-V23 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2026-V23 Pooling and Servicing Agreement applicable to the servicing of the Servicing Shift Mortgage Loans are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on August 13, 2026 pursuant to Rule 424(b)(2) under Commission File Number 333-280224-15, but will differ in certain respects as described below and, treating the Benchmark 2026-V23 Pooling and Servicing Agreement as an Outside Servicing

Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the Benchmark 2026-V23 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $3,500 for such Servicing Shift Whole Loan.

•	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.0% of each collection of interest and principal (including scheduled payments, prepayments, balloon payments and payments at maturity, but excluding late payment charges and default interest) received on a corrected Servicing Shift Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000 and a minimum workout fee of $25,000 in the aggregate with respect to any particular workout of such Servicing Shift Whole Loan.

•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.0% of the related payments or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000 and a minimum liquidation fee of $25,000 for such Servicing Shift Whole Loan.

•	Each Mortgaged Property securing a Servicing Shift Whole Loan is required to be inspected (A) at least once every 12 months (commencing in 2027) if the stated principal balance (or in the case of a Servicing Shift Whole Loan secured by more than one Mortgaged Property, the allocated loan amount) with respect to such Mortgaged Property is $2,000,000 or more and (B) at least once every 24 months (commencing in 2027) if the stated principal balance (or in the case of a Servicing Shift Whole Loan secured by more than one Mortgaged Property, the allocated loan amount) with respect to such Mortgaged Property is less than $2,000,000, in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Benchmark 2026-V23 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2026	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2026-5C16 – Form 8-K